SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 16, 2003



                              THE COCA-COLA COMPANY
             (Exact name of Registrant as specified in its charter)



              Delaware             001-02217             58-0628465
          (State or other         (Commission           (IRS Employer
            jurisdiction          File Number)         Identification No.)
          of incorporation)


                One Coca-Cola Plaza
                 Atlanta, Georgia                          30313
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (404) 676-2121


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Item 5.  Other Items

         On October 16, 2003, the Board of Directors of The Coca-Cola Company approved an amendment to the Company's By-Laws such that every director will stand for election annually. Previously, the Company had a classified board structure where each director was elected to a three-year term and a third of the Board stood for election each year.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE COCA-COLA COMPANY
                                           (REGISTRANT)


Date:  October 16, 2003               By:  /s/ Sharon R.B. Case
                                           --------------------
                                           Sharon R.B. Case
                                           Vice President